Exhibit 10.66

Oculus Innovative Sciences, Inc.

1129 North McDowell Boulevard

Petaluma, CA 94954

November 6, 2013

VIA EMAIL

Venture Lending & Leasing V, Inc.

Venture Lending & Leasing VI, Inc.

104 La Mesa Drive, Suite 102

Portola Valley, CA 94028

Re: Letter of Credit

Ladies and Gentlemen:

Reference is hereby made to (i) that certain Loan and Security Agreement and Supplement thereto, both dated as of May 1, 2010 (together, as the same has been and may be amended, supplemented, extended, renewed or otherwise modified from time to time, the “VLL5 Loan Agreement”), between Oculus Innovative Sciences, Inc., a Delaware corporation (“Borrower”), and Venture Lending & Leasing V, Inc., as lender (“VLL5”), and (ii) that certain Loan and Security Agreement and Supplement thereto, both dated as of June 29, 2011 (together, as the same has been and may be amended, supplemented, extended, renewed or otherwise modified from time to time, the “VLL6 Loan Agreement” and sometimes referred to herein individually with the VLL5 Loan Agreement, as a “Loan Agreement” and together, as the “Loan Agreements”), between Borrower and Venture Lending & Leasing VI, Inc., as lender (“VLL6” and sometimes referred to herein individually with the VLL5, as a “Lender” and together, as “Lenders”). Except where the context otherwise requires, or unless this letter agreement (this “Letter Agreement”) otherwise provides, all words and expressions defined in the Loan Agreements when used or referred to in this Letter Agreement shall have the same meanings as those provided for in the Loan Agreements. For the purposes of clarity, the definition of “Collateral” shall have the meaning as set forth in the waiver agreement (the “Waiver”) made by and between the Lenders and the Borrower on August 10, 2012.

Borrower previously notified Lenders that Borrower’s wholly owned subsidiary, Ruthigen, Inc., a Delaware corporation (“Ruthigen”), intends to consummate an initial underwritten public offering of Ruthigen’s equity interests (the “Ruthigen Shares”) pursuant to a registration statement on Form S-1 filed with the Securities and Exchange Commission under the federal Securities Act of 1933, as amended (the “IPO”). All Ruthigen Shares issued on or after the date hereof to parties other than Borrower are hereinafter referred to as the “Applicable Ruthigen Shares.” To the extent that the Applicable Ruthigen Shares constitute Collateral for the Obligations under the Loan Agreements and the other Loan Documents, it is a condition precedent to the IPO that the Applicable Ruthigen Shares be free and clear of Lenders’ Liens thereon in order to consummate the IPO. In order to facilitate the IPO, Borrower and each of Lenders agree to the terms and conditions set forth in this Letter Agreement.

1.	Prior to the pricing of the IPO, Wells Fargo Bank, N.A and its successors and assigns (“Wells Fargo”) shall issue one or more irrevocable standby letters of credit for Borrower’s account in favor of Lenders, in form and substance reasonably satisfactory to Lenders (individually and collectively, the “Letter of Credit”), in a total amount equal to all scheduled payments of principal and interest payable under the Loan Agreements at the time of execution of such Letter of Credit, to secure all of the Borrower’s Obligations under the Loan Agreements. The Letter of Credit shall be maintained in effect for the period from the date of issuance and continuing until the date that all of the Borrower’s Obligations under the Loan Agreements have been paid in full. Lenders are willing to accept such Letter of Credit as a condition to continuing the credit accommodations outstanding under the Loan Agreements and in consideration of the release and discharge by Lenders of all Liens which they have or have had in any or all of the Applicable Ruthigen Shares pursuant to the provisions of the Loan Agreements. Such waiver shall be given by Lenders concurrently with Lenders’ receipt of such Letter of Credit, in form substantially similar to Exhibit A attached hereto.

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2.	Borrower hereby covenants and agrees that Borrower will take all action within its power and authority necessary or desirable to keep the Letter of Credit in full force and effect. Borrower further agrees that it will take all action within its power and authority necessary or desirable to cause Wells Fargo to pay in accordance with the terms and provisions of the Letter of Credit upon the occurrence of an Event of Default that gives rise to a contractual or legal right to draw upon the Letter of Credit. In furtherance of the foregoing, Borrower agrees that the Letter of Credit shall be honored by Wells Fargo upon the occurrence of such Event of Default.

3.	Each of Lenders hereby covenants and agrees that (a) such Lender will draw upon such Letter of Credit only following the occurrence of an Event of Default and in accordance with the terms of the Loan Agreements, and (b) Borrower has the right to reduce the amount subject to such Letter of Credit as it pays down the Obligations owed under the Loan Agreements, however in no event will the Letter of Credit be less than the Obligations. Borrower hereby acknowledges and agrees that each Lender is entering into this Letter Agreement in material reliance upon the ability of such Lender to draw upon the Letter of Credit upon the occurrence of any Event of Default. If an Event of Default occurs, either Lender may, without notice to Borrower, draw upon the Letter of Credit, in part or in whole. Borrower agrees not to interfere in any way with payment to either Lender of the proceeds of the Letter of Credit, either prior to or following a draw by either Lender of any portion of the Letter of Credit. No condition or term of the Loan Documents shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Borrower agrees and acknowledges that (i) the Letter of Credit constitutes a separate and independent contract between each Lender and the Wells Fargo, (ii) Borrower is not a third party beneficiary of such contract, (iii) Borrower has no property interest whatsoever in the Letter of Credit or the proceeds thereof, and (iv) in the event Borrower becomes a debtor under any chapter of the Bankruptcy Code, neither Borrower, any trustee, nor Borrower’s bankruptcy estate shall have any right to restrict or limit either Lender’s claim and/or rights to the Letter of Credit and/or the proceeds thereof by application of any provision of the U. S. Bankruptcy Code or otherwise.

This Letter Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and there are no other agreements, understandings, representations or understandings, other than those expressly stated in this Letter Agreement. Except as expressly amended by this Letter Agreement, the Loan Agreements and the other Loan Documents remain unamended and in full force and effect. All legal fees and costs incurred by Lenders in connection with the preparation, negotiation and execution hereof shall be reimbursed by Borrower upon demand. This Letter Agreement may be executed in any number of counterparts, including counterparts transmitted by facsimile or electronic transmission, each of which shall be an original, but all of which together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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Please indicate your agreement to the foregoing by executing and returning a copy of this Letter Agreement.

Very truly yours,

OCULUS INNOVATIVE SCIENCES, INC.

By: /s/ Jim Schutz

Name:  Jim Schutz

Title:    Chief Executive Officer

Acknowledged and agreed as of the date set forth above:

VENTURE LENDING & LEASING V, INC.

By: /s/ Maurice Werdegar

Name: Maurice Werdegar

Title: President and CEO

VENTURE LENDING & LEASING VI, INC.

By: /s/ Maurice Werdegar

Name: Maurice Werdegar

Title: President and CEO

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Exhibit A

Venture Lending & Leasing V, Inc.

Venture Lending & Leasing VI, Inc.

104 La Mesa Drive, Suite 102

Portola Valley, CA 94028

________________, 2013

Via Email

Oculus Innovative Sciences, Inc.

1129 North McDowell Boulevard

Petaluma, CA 94954

Re:	Release of Certain Conditions Applicable to Ruthigen, Inc.

Ladies and Gentlemen:

Reference is hereby made to (i) that certain Loan and Security Agreement and Supplement thereto, both dated as of May 1, 2010 (as the same has been and may be amended, supplemented, extended, renewed or otherwise modified from time to time, the “VLL5 Loan Agreement”), between Oculus Innovative Sciences, Inc., a Delaware corporation (“Borrower”), and Venture Lending & Leasing V, Inc., as lender (“VLL5”), and (ii) that certain Loan and Security Agreement and Supplement thereto, both dated as of June 29, 2011 (as the same has been and may be amended, supplemented, extended, renewed or otherwise modified from time to time, the “VLL6 Loan Agreement” and sometimes referred to herein individually with the VLL5 Loan Agreement, as a “Loan Agreement” and together, as the “Loan Agreements”), between Borrower and Venture Lending & Leasing VI, Inc., as lender (“VLL6” and sometimes referred to herein individually with the VLL5, as a “Lender” and together, as “Lenders”). Except where the context otherwise requires, or unless this letter (this “Agreement”) otherwise provides, all words and expressions defined in the Loan Agreements when used or referred to in this Agreement shall have the same meanings as those provided for in the Loan Agreements. For the purposes of clarity, the definition of “Collateral” shall have the meaning as set forth in the waiver agreement (the “Waiver”) made by and between the Lenders and the Borrower on August 10, 2012.

Initial Underwritten Public Offering of Ruthigen, Inc.

Borrower has notified Lenders that Borrower’s wholly owned subsidiary, Ruthigen, Inc., a Delaware corporation (“Ruthigen”), desires to consummate an initial underwritten public offering of Ruthigen’s equity interests (the “Ruthigen Shares”) pursuant to a registration statement on Form S-1 filed with the Securities and Exchange Commission under the federal Securities Act of 1933, as amended (the “IPO”). All Ruthigen Shares issued on or after the date hereof to parties other than Borrower are hereinafter referred to as the “Applicable Ruthigen Shares.” To the extent that the Applicable Ruthigen Shares constitute Collateral for the Obligations under the Loan Agreements and the other Loan Documents, it is a condition precedent to the IPO that the Applicable Ruthigen Shares be free and clear of Lenders’ Liens thereon in order to consummate the IPO.

In order to facilitate the IPO, Borrower wishes to obtain the release of all Lenders’ Liens on the Applicable Ruthigen Shares that Borrower granted to Lenders pursuant to the Loan Agreements, if any. Subject to the final sentence of this paragraph, each Lender hereby releases and discharges all Liens which it has or has had in any or all of the Applicable Ruthigen Shares pursuant to the provisions of the Loan Agreements, including without limitation Section 2.10(a). Each Lender agrees to execute and deliver (and authorize the execution and delivery of), prior to the pricing of the IPO and from time to time thereafter, all UCC financing statement amendments and other documents and instruments, in form and substance reasonably satisfactory to Borrower (collectively, the “Release Documentation”), and to take all other action as Borrower may from time to time reasonably request, to release and discharge any Liens that such Lender may have had or may have in any of the Applicable Ruthigen Shares; provided, however, that any and all such Release Documentation and such other documents related thereto and prepared in connection with the transactions contemplated by this Agreement shall be prepared, filed and recorded at Borrower’s sole cost and expense. Nothing in this Agreement shall be deemed to be a release of Lenders’ Liens on the Collateral, as defined in the Loan Agreements and amended by the Waiver, other than the Applicable Ruthigen Shares which are hereby included as an additional exclusion from the definition of “Collateral” in the Loan Agreements as amended by the Waiver, including, without limitation, (A) any Ruthigen Shares owned by Borrower that are not included in the IPO and (B) any Ruthigen Shares Borrower subsequently acquires after the IPO. This Agreement shall become effective upon execution by Lenders and Borrower.

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Waiver of Issuance of Applicable Ruthigen Shares

Lenders hereby waive Section 6.14(b) with respect to the issuance of the Applicable Ruthigen Shares on or after the date hereof.

Consent for Exclusive License of Certain Intellectual Property to Ruthigen, Inc.

Borrower has also entered into a license and supply agreement with Ruthigen (the “License Agreement”), which will become effective upon the closing of the transaction contemplated by subsection (i) of the definition of IPO. Pursuant to the License Agreement, Borrower has agreed to exclusively license certain of its proprietary technology to Ruthigen to enable Ruthigen’s research and development and commercialization of the newly discovered RUT58-60, and any improvements to it, in the United States, Canada, European Union and Japan (the “Territory”) for certain invasive procedures in human treatment as defined in the License Agreement.

As part of its condition to undertake its agreements to make certain advances of money and to extend certain financial accommodations to Borrower, the Lenders required the execution of Intellectual Property Security Agreements by and between Borrower and each respective Lender, each dated June 29, 2011 (the “IP Agreements”), whereby Borrower granted to the Lenders a security interest in substantially all of Borrower’s intellectual property whether presently existing or hereafter acquired. By the terms of the IP Agreements, the VLL5 Loan Agreement, and the VLL6 Loan Agreement, Borrower is prohibited from entering into agreement to exclusively license or sell its intellectual property. In order to allow Borrower to pursue such exclusive licensing of certain of its intellectual property to Ruthigen, the Lenders are willing to waive such covenants in consideration of Borrower’s continued commitment to pay off the indebtedness outstanding under the VLL5 Loan Agreement and under the VLL6 Loan Agreement in a timely manner. Each Lender has agreed to waive the provisions of Section 6.5 (Sale of Assets) of each respective Loan Agreement solely as to Borrower’s anticipated entry into the License Agreement with Ruthigen, whereby Borrower intends to exclusively license certain of its proprietary technology to Ruthigen to enable Ruthigen’s research and development and commercialization of the newly discovered RUT58-60, and any improvements to it, in the Territory for certain invasive procedures in human treatment.

Therefore, pursuant to this Agreement, the following sentence shall be added to the end of the definition of “Collateral” of the Loan Agreements, as amended by the Waiver, as an additional exclusion from the definition of “Collateral”:

“and (viii) upon the closing date of the proposed initial underwritten public offering of Ruthigen, Inc., if any should occur, exclusive license of certain of Borrower’s proprietary technology to Ruthigen to enable Ruthigen’s research and development and commercialization of the newly discovered RUT58-60, and any improvements to it, in the United States, Canada, European Union and Japan for certain invasive procedures in human treatment pursuant to the License and Supply Agreement between Borrower and Ruthigen, Inc., dated May 23, 2013, and as such may be subsequently amended.”

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Therefore, pursuant to this Agreement, the following sentence shall be added to the end of the definition of “Collateral” in the last paragraph of Section 1 of the IP Agreements, as amended by the Waiver, as an additional exclusion from the definition of “Collateral”:

“and (x) upon the closing date of the proposed initial underwritten public offering of Ruthigen, Inc., if any should occur, exclusive license of certain of Grantor’s proprietary technology to Ruthigen to enable Ruthigen’s research and development and commercialization of the newly discovered RUT58-60, and any improvements to it, in the United States, Canada, European Union and Japan for certain invasive procedures in human treatment pursuant to the License and Supply Agreement between Grantor and Ruthigen, Inc., dated May 23, 2013, and as such may be subsequently amended.”

General Provisions

This Agreement shall become effective upon execution by Lenders and Borrower. For avoidance of doubt, each Lender hereby consents to the Transfer (as defined in Section 6.5 of the applicable Loan Agreement) of the Applicable Ruthigen Shares on the terms and conditions set forth herein. Except as specifically amended by this Agreement, the Loan Agreements and the other Loan Documents and Security Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of the Loan Agreements or any of the other Loan Documents or Security Documents. Without limiting the generality of the provisions of Section 9.3 of the Loan Agreements, the consent set forth above shall be limited precisely as written solely for the purpose of permitting Borrower to Transfer the Applicable Ruthigen Shares and for the purposes of permitting Borrower to consummate the transactions contemplated by the License Agreement without violating the provisions of the Loan Agreements, including without limitation Sections 6.5, 6.14, 7.1(h) or 7.1(i) thereof, and this Agreement does not constitute, nor should it be construed as, a waiver of compliance by Borrower with respect to (i) Sections 6.5, 6.14, 7.1(h) and 7.1(i) of the Loan Agreements in any other instance or (ii) any other term, provision or condition of the Loan Agreements or any other instrument or agreement referred to therein.

This Agreement may be executed in any number of counterparts, including counterparts transmitted by facsimile or electronic transmission, each of which shall be an original, but all of which together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement is the only agreement between the parties with respect to its subject matter, and there are no other agreements, understandings, representations or understandings other than those expressly stated in this Agreement. Borrower shall pay all costs and expenses in connection with the transactions contemplated by this Agreement, and the negotiation and documentation hereof. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

LENDERS:

VENTURE LENDING & LEASING V, INC.

By:________________________________

Name:______________________________

Title:_______________________________

VENTURE LENDING & LEASING VI, INC.

By:________________________________

Name:______________________________

Title:_______________________________

BORROWER:

OCULUS INNOVATIVE SCIENCES, INC.

By:________________________________

Name:______________________________

Title:_______________________________

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